Investor Presentation November 2012 U.S. Silica U.S. Silica Exhibit 99.1

Disclaimers

This presentation contains forward-looking statements that reflect, when made, our current views with respect to current events and financial performance. Such forward-looking statements are subject to many risks, uncertainties and factors relating to our operations and business environment, which may cause our actual results to be materially different from any future results, express or implied, by such forward-looking statements. All statements that address future operating, financial or business performance or our strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-
looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,”
“believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, those discussed in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form
10-K and our Quarterly Reports on Form 10-Q.  New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except to the extent required by law.
This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA and Segment Contribution Margin. These measures should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP and may differ from similarly titled measures used by others. For a reconciliation of such measures to the most directly comparable GAAP term, please see Appendix A to this presentation.

Commercial Silica Market Share
U.S. Silica is Attractively Positioned
Leading industrial minerals supplier
Over 200 products and 1,400 customers
Oil & Gas Proppants: Frac sand
Industrial & Specialty: Glass, coatings, foundry
13 facilities and over 100 years of history
Flagship Ottawa site home of ‘Ottawa White’
312 million tons of high quality reserves
7.0 million tons sold in 3Q12 LTM
3Q12 LTM revenues of $407 million and 3Q12 LTM
Adjusted EBITDA of $139 million
(1)
3
Company Profile
(1)
See Appendix A for reconciliations to GAAP
(2)
Includes combined results for our predecessors
Source: Company Estimates
Other
Contribution Margin
(1)
($MM)
(2)
65
61
89
121
181
0
25
50
75
100
125
150
175
200
2008 2009 2010 2011 3Q12 LTM

Rapid Demand
Growth
Proppant demand growing faster than rig count
Northern White sand based proppants are gaining share
Significant long term growth potential – early innings of shale revolution
Low Cost
Supply is
Constrained
Long lead times to add capacity have driven frequent supply shortages
Most ‘Northern White’ sites with large reserves and access to Class I rail are taken
Service companies reluctant to fund start-up mines through contracts
Sustainable
Competitive
Advantages
Multi-plant network with direct access to Class I rail and barge
Integrated supply chain with in-basin transload infrastructure and unit train capabilities
Significant cost advantage due to heritage infrastructure and access to industrial markets
Line of Site
Organic Growth
Transforming Industrial segment – faster growth, higher margins
New resin coated sand facility online 1Q13 and new raw sand facility online 2Q13
Growth funded internally with strong operating cash flows of $90.2 MM for LTM 3Q12
Risk
Diversification
Industrial segment provides stability, cash flow and growth that is not tied to oil & gas
Business not tied to specific basins
Product mix can flex between oil, liquids and dry gas
SLCA – A Diversified Option to Play NAm Shale Growth

Frac Sand Demand Outstrips Drilling Activity

(1)
The Freedonia Group, Inc. – Well Stimulation Materials, March 2012 and World Well Stimulation Materials, April 2011
Horizontal
Rig Count
Wells
per Rig
Stages per
Lateral
Proppant Demand
Proppant
per Stage
Technology Enabled
Lateral
Length
Proppant growth has recently outpaced rig count growth due to technological advances
For example, proppant volumes grew 31% in 2011 versus prior year while horizontal rig count grew 21%
(1)
Pressure pumpers are increasing fracing efficiencies and completing jobs faster
Wells per rig increased as operators found new drilling efficiencies
Laterals grew longer and stages increased as fracturing technology advanced
Proppant per stage grew denser as operators experimented with new well designs
Growth Drivers

New Projects Face High Hurdles

Barriers to Entry
Sphericity, solubility,
size, crush strength
(14 API specifications)
Large-Scale High
Quality Reserves
Rail access to
major basins
Long approval
process (1 – 3 years)
Federal / state / local
mining, air, water,
reclamation permits
Premium on know-
how and expertise
Logistics and
On-Site
Infrastructure
Permission
and
Experience to
Operate
Diversified
Customers
Ability
to “spec-in”
to industrial
customer
production
processes
Barriers to Success
High
Quality,
Cost
Effective
Supply

Structural Cost Advantage Within Industry
Low Cost
2012 Demand
U.S. Silica Frac Plants vs.
New Project Examples
Cost per Ton (1)
(1)
Cost  per ton to Class I rail
(2)
Represents U.S. Silica’s four plants used for frac sand
Moderate cost
new entrant
U.S. Silica (2)
Moderate Cost
High Cost
Royalties,
road fees, no
access to
natural gas,
etc.
Cumulative Industry Capacity
2012 Industry Cost Curve
High cost
new entrant
Low cost
plant
Low cost
plant
Low cost
plant
Trucking
from mine
to plant
Trucking
from mine
to plant
Trucking to
Class I rail
or
transfer
from Class
II rail

3 Canadian Basins
Bakken
Piceance
Niobrara
Granite Wash
Permian
Barnett
Haynesville
Fayetteville
Eagle Ford
Tuscaloosa
New Albany
Utica
Marcellus
Antrim
Sparta, WI
Rochelle, IL
ROCKWOOD, MI
Chicago, IL
OTTAWA, IL
PACIFIC, MO
MILL CREEK, OK
Jackson, TN
Dubberly, LA
Kosse, TX
Houston, TX
Hurtsboro, AL
Columbia, SC
Mapleton Depot, PA
Berkeley Springs, WV
Montpelier, VA
Mauricetown, NJ
Frederick, MD
(Headquarters)
US SILICA
Shale Basins
Current Shale Plays
Prospective Shale Plays
ISP Plants
Oil & Gas
Transloads
Target Areas for Additional Transloads
Offices
Rail Transit Route
Barge Transit Route
Truck Transit Route

Railroad access on BNSF,
Union Pacific, CN and CSX
Barge access
14 in-basin transloads, many of
which can be turned ‘on’ or ‘off’
to meet demand
6 new transloads being added
in key basins
Transportation Assets
Differentiated Footprint and Logistics Capability
8
Scale
Reliability
Flexibility
Cost effectiveness
U.S. Silica Advantages
Right Product, Right Place, Right Time

Basins Served Directly

	✓		✓		
	✓				
	✓				✓
		✓		✓	
	✓				✓
					✓
	✓				✓
	✓				✓
	✓				✓
		✓	✓

A Multi-Plant Network is Required for National Coverage

Class I Rail Serving U.S. Silica Plants
BNSF CN CP CSX/NS UP
East Bakken
West Bakken
Eagle Ford
Marcellus/Utica
North Permian
Central Permian
South Permian
Rockies
Mid-Continent (OK, KS, TX)
Canada
Most WI
startups are on
the CN network
or class II rail

U.S. Silica’s Highly Efficient Logistic Solutions

Rail terminal located in the basin
Proppant is unloaded from railcars and stored for trucking
to the wellhead
Includes storage silos, equipment for loading/unloading
and local staff
Dedicated storage allows us to control quality further into the supply chain
Vertical silos, gravity fed loadout and automated billing drive a 6-8 minute turnaround time for trucks
Track length allows unit train deliveries
Large storage capacity enables high margin ‘spot sales’
Our design offers key advantages
Consists of 70-100 cars (8k -11k tons) that are shipped
direct from origin to destination
Streamlines shipping process by sending railcars in an
express loop and reducing railcar cycle time by 75%
Reduces cost and ensures higher quality control
What is a unit train?
Only works for high volume plants that can fill all cars in a short time and without incurring demurrage
Must have a destination capable of quickly unloading and
storing large volumes, such as our San Antonio transload
Challenges of running unit trains
What is a transload?

End Market Applications
U.S. Silica
market
position
Glass
Smartphones, tablets,
containers,
automotive glass and
fiberglass
#1 or #2 supplier
Building
Products
Mortars and grouts,
specialty cements,
roofing shingles and
insulation
#1 or #2 supplier
Foundry
Molds for high
temperature castings
and metal casting
products
#3 supplier
Chemicals
Silicon-based
chemicals used in
food processing,
detergents and
polymer additives
#1 or #2 supplier
Fillers and
Extenders
Performance
coatings:
architectural,
industrial and traffic
paints, EMC and
silicone rubber
#1 or #2 supplier
in strategic
markets
U.S. Silica’s multiple plants provide supply
redundancy and low transportation costs for
customers
Often a single source supplier
Spec’d in to customer formulas due to unique
silica characteristics
Low customer turnover
Drivers of Stability
Stable and Growing Profitability
(1)
Includes combined results for our predecessors
(Segment Contribution Margin, in $MM)
Irreplaceable Industrial & Specialty Market Position
42
37
46
53
55
0
20
40
60
2008 2009 2010 2011 3Q12
LTM
(1)

$s per ton $s per kilo
Whole Grain
Bulk
Ground
High Purity
Automotive Glass
Roofing Shingles
High-end Electronics
Specialty Coatings
~300 Miles Global
Transforming the ISP Segment
Enhance R&D
New Technical Director
Product Development capability
State-of-the-art lab
Customer technical support
Implement New Technology
Specialty deposits
Enhanced processing
Investing in new production
capability for specialized
applications
Growing our Specialty and Performance Products
Characteristics
Uses
Shipping Radius
Invest in Talent
New VP/GM
Market Development team
Technical Sales capability

Line-of-Sight Oil & Gas Organic Growth Elements

Initiatives Description
1Q13: Rochelle
Resin-Coated
Proppant (RCS)
Phase I Capacity: 200k tons
Phase I Capital: $42-$44
million
2Q13: Sparta
Greenfield Mine
Phase I Capacity: 750-850k
tons
Phase I Capital: $50-$60
million
Potential Future
Initiatives
(2013+)
Phase II of resin coating
expansion
Phase II of Sparta Greenfield
project
Additional Wisconsin
Greenfield projects
International growth
All Permits Received
1Q12
Start Up
1Q13
Break
Ground
4Q11
RCS Timeline
Sparta Timeline
U.S. Silica’s RCS Highlights
Experienced, best-in-class team
Access to high quality coarse substrate required for oil and liquid rich basins
Located near our Ottawa facility to reduce substrate shipping costs
Access to two Class I railroads and barging for outbound shipping
Infrastructure allows us to double production capacity of plant (Phase II)
U.S. Silica Sparta Highlights
38M tons of coarse, Northern White reserves
Received all necessary permits to begin construction in January 2012
On-site access to Class I railroad
Infrastructure allows us to double production capacity of plant (Phase II)
All Permits Received
3Q12
Site Development and
Begin Construction
2Q12
Start Up
2Q13
Combined RCS & Sparta EBITDA:  Expect annualized run
rate of $40MM exiting 2013, ramping up to a run rate of
$65MM exiting 2014. Expect combined EBITDA contribution
of $50-60MM in 2014.

Historical Financial Summary

($MM)
Adjusted EBITDA
(1)
($MM)
Volume Revenue
Capital Expenditures
($MM) (MM Tons)
(1) See Appendix A for GAAP reconciliation
6.4
5.1
6.0
6.3
7.0
0
2
4
6
8
2008 2009 2010 2011 3Q12 LTM
234
192
245
296
407
0
75
150
225
300
375
450
2008 2009 2010 2011 3Q12 LTM
50
50
72
94
139
0
25
50
75
100
125
150
2008 2009 2010 2011 3Q12 LTM
10
13 15
67
99
0
20
40
60
80
100
120
2008 2009 2010 2011 3Q12 LTM

Low End
Guidance
2012 Performance and Momentum
15
Revenue
($MM)
Adjusted EBITDA and Margin
(1) (2)
($MM)
Net Income
($MM)
Today
Revenue growth in both Oil & Gas and ISP
Segments
Strong EBITDA growth and expanding contribution
margin $’s
Sharply accelerating net income growth
55%+ expansion in oil and gas capacity
(19%+ expansion in total capacity)
Continued mix shift to oil and gas with
contribution margins > 60%
RCS start up in 1Q 2013
Sparta start up in 2Q 2013
(1) No guidance has been provided for 2012 FY Adjusted EBITDA Margin
(2) See Appendix A for GAAP reconciliation
(%)
Margin
433.0
Revenue
High End
Guidance
148.0
EBITDA
Low End
Guidance
High End
Guidance
93.6
138.8
144.0
31.7
34.1
30.0
31.0
32.0
33.0
34.0
35.0
36.0
37.0
38.0
0
40
80
120
160
2011 3Q12 LTM 2012F
295.6
406.7
423.0
0
50
100
150
200
250
300
350
400
450
2011 3Q12 LTM 2012F
30
67
0
10
20
30
40
50
60
70
2011 3Q12 LTM
Momentum

Low Cost
Supply is
Constrained
High quality reserves that can be mined and shipped cost effectively are becoming harder to find and tougher to permit.  We have the patience, expertise and capital to expand the right way in the future.
Unique Play in
Shale Growth
Sand mining capacity investment cycle is 4-6x longer than the rest of the value chain causing several acute frac sand shortages in the last decade.
Stability And
Growth From
Industrials
We are not solely dependent on the oil and gas market.  Our Industrials business unit provides stability, good margins, growth and positive cash flow that is independent of North American shale production.
Demand
Coming To Us
Customers are shifting out of high cost manufactured proppants and non-API raw sand to our Northern White products.  Continued drilling and completion efficiencies should further increase demand.
SLCA – A Diversified Option to Play NAm Shale Growth
Risk
Diversification
Our Oil & Gas and ISP portfolios are diversified on multiple dimensions.  Our success is not tied to specific products, hydrocarbons, basins or customers.

Strong Balance Sheet to Fund Growth Initiatives

Summary Capitalization
(US$ in thousands)
9/30/2012 12/31/2011
Cash and Cash Equivalents $     93,010 $     59,199
Asset-Based Revolving
Line-of-Credit
– –
Term Loan Facility 256,032 257,857
Other Borrowings 3,932 3,932
Total Debt 259,964 261,789
Net Debt 166,954 203,433
Leverage (Debt/Adj EBITDA)
(1)
1.9x 2.8x
Net Leverage (Net Debt/Adj EBITDA)
(1)
1.2x 2.2x
$23.8MM capacity under
asset-based revolving
line-of-credit
Total liquidity of ~$116.8MM
for growth initiatives as of
September 30, 2012
Strong operating cash flows of
$90.2MM for LTM 3Q12
(1) Leverage and Net Leverage as of September 30, 2012 are calculated using LTM Adj EBITDA as of the reporting date

Appendix A Appendix A

Reconciliation (Adjusted EBITDA to Net Income)

Reconciliation of Adjusted EBITDA
US$ in thousands
Three Months Ended
September 30, 2012
Twelve Months Ended
September 30, 2012
Net Income 18,796 67,405
Total Interest Expense, Net of Interest Income 3,276 14,288
Provisions of Taxes (Benefit) 8,302 22,250
Total Depreciation, Depletion and Amortization Expenses 5,968 23,283
EBITDA 36,342 127,226
Non-Cash Deductions, Losses and Charges
(1)
- (526)
Non-Recurring Expenses (Income)
(2)
(30) (1202)
Transaction Expenses
(3)
- 156
Permitted Management Fees and Expenses
(4)
- 8,312
Non-Cash Incentive Compensation
(5)
515 2,217
Post-Employment Expenses (Excluding Service Costs)
(6)
335 1,766
Other Adjustments Allowable Under Existing Credit Agreements
(7)
357 871
Adjusted EBITDA 37,519 138,820
See following page for explanation of adjustments to EBITDA

Reconciliation (Adjusted EBITDA to Net Income)

(1) Includes non-cash deductions, losses and charges arising from adjustments to estimates of a future litigation liability.
(2) Includes the gain on the sale of assets and non-recurring expenses related to a former insurer’s liquidation.
(3) Includes fees and expenses related to the January 27, 2012 amendment of our Term Loan Facility and Revolving Line-of-Credit.
(4) Includes fees and expenses paid to Golden Gate Capital for ongoing consulting and management services provided pursuant to an Advisory Agreement entered into in connection with the Golden
Gate Capital Acquisition; this Advisory Agreement was terminated in connection with our IPO.
(5) Includes vesting of incentive equity compensation issued to our employees.
(6) Includes net pension costs and net post-retirement costs relating to pension and other post-
retirement benefit obligations during the applicable period, but in each case excluding the service costs relating to benefits earned during such period.
(7) Reflects miscellaneous adjustments permitted under our existing credit agreements, including such items as expenses related to reviewing growth initiatives and potential acquisitions.

Non-GAAP Financial Performance Measures

Segment Contribution Margin
The Company organizes its business into two reportable segments, Oil & Gas Proppants and Industrial & Specialty
Products, based on end markets. The reportable segments are consistent with how management views the markets served by the Company and the financial information reviewed by the chief operating decision maker. The Company manages its Oil & Gas Proppants and Industrial & Specialty Products businesses as components of an enterprise for which separate information is available and is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and assess performance.
An operating segment’s performance is primarily evaluated based on segment contribution margin, which excludes certain corporate costs not associated with the operations of the segment. These corporate costs are separately stated
and include costs that are related to functional areas such as operations management, corporate purchasing, accounting, treasury, information technology, legal and human resources. The Company believes that segment contribution margin, as defined above, is an appropriate measure for evaluating the operating performance of its segments. However, this measure should be considered in addition to, not a substitute for, or superior to, income from operations or other measures of financial performance prepared in accordance with generally accepted accounting principles. For a reconciliation of segment contribution margin to its most directly  comparable GAAP financial measure, see Note T to our financial statements in our Quarterly Report on Form 10-Q for quarter ended September 30, 2012.
Adjusted EBITDA
Adjusted EBITDA is not a measure of our financial performance or liquidity under GAAP and should not be considered as an alternative to net income as a measure of operating performance, cash flows from operating activities as a measure of liquidity or any other performance measure derived in accordance with GAAP. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and cash costs to replace assets being depreciated and amortized, and excludes certain non-recurring charges that may recur in the future. Management compensates for these limitations by relying primarily on our GAAP results and by using
Adjusted EBITDA only as a supplement. Our measure of Adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.